UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

181 Bay Street, Suite 4750

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 29, 2012, McEwen Mining Inc. (the “Company”) issued a press release regarding a proposed rights offering to its shareholders and to the holders of exchangeable shares of McEwen Mining — Minera Andes Acquisition Corp. (“Canadian Exchange Co.”), its indirect wholly-owned subsidiary.  A copy of the press release is attached to this report as Exhibit 99.1.  The press release is being filed in compliance with Rule 425 of the Securities Act.

The news release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities described therein in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  The securities being offered have not been approved or disapproved by any regulatory authority.  A registration statement relating to the securities has been filed with the Securities and Exchange Commission (“SEC”) and became effective August 3, 2012.  A preliminary prospectus supplement relating to the offering is expected to be filed with the SEC in the near future.  The Company and Canadian Exchange Co. will distribute the rights in connection with the McEwen Mining Rights Offering and the Canadian Exchange Co. Rights Offering in Canada pursuant to a rights offering circular, which circular has been filed with the securities regulatory authorities in certain provinces in Canada.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.  The following exhibits are filed with this report:

99.1                           Press release dated October 29, 2012.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding current and future exploration and development activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEwen Mining Inc.

Date: October 29, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release dated October 29, 2012